Exhibit 10.1


                                    SCHEDULE
                                     to the
                              ISDA Master Agreement

                           dated as of October 3, 2001

                                     between
                                 CITIBANK, N.A.
                                   ("Party A")
                                       and
                       FORD CREDIT AUTO OWNER TRUST 2001-E
                                   ("Party B")


Part 1.  Termination Provisions.

(a)      "Specified Entity" means in relation to Party A for the purpose of:

         Section 5(a)(v),           Not applicable.
         Section 5(a)(vi),          Not applicable.
         Section 5(a)(vii),         Not applicable.
         Section 5(b)(iv),          Not applicable.

         in relation to Party B for the purpose of:

         Section 5(a)(v),           Not applicable.
         Section 5(a)(vi),          Not applicable.
         Section 5(a)(vii),         Not applicable.
         Section 5(b)(iv),          Not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement unless another meaning is specified here: No change from Section 14.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii), the "Misrepresentation" provisions of Section 5(a)(iv), the "Default under Specified Transaction" provisions of Section 5(a)(v) and the "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

(d) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and to Party B; provided, however, that with respect to Party B, only the occurrence of an Event of Default as defined in Section 5.1(i) or 5.1(ii) of the Indenture which results in the sale of the Indenture Trust Estate will constitute an Event of Default under Section 5(a)(vi).

         With respect to Party A, "Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement. "Threshold Amount" means, in respect of Party A, an amount equal to 3% of its shareholders' equity (i.e., the sum of capital and disclosed reserves as reported in the most recently published annual audited consolidated financial statements) of Citicorp.

(e) The "Tax Event" and "Tax Event Upon Merger" provisions of Section 5(b)(ii) and 5(b)(iii), respectively, shall not apply to Party B.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(g)      Payments on Early Termination.  For the purpose of Section 6(e) of this
         Agreement:

         i.                Loss will apply.

         ii.               The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i) Additional Termination Event. Each of the following shall constitute an Additional Termination Event pursuant to Section 5(b)(v):

                    (i) any acceleration of the Notes (provided such acceleration has not been rescinded and annulled pursuant to
                    Section 5.2(b) of the Indenture) or liquidation of the Indenture Trust Estate with Party B the sole Affected Party;

                    (ii) failure of Party A to comply with the requirements of paragraph (a) of Part 5 hereof, with Party A as the sole Affected Party; provided, that the amount of any payment by Party B shall be limited to the amount, if any, received by Party B from a replacement counterparty; or

                    (iii) any amendment or supplement to the Indenture or to any of the Receivables Transfer and Servicing Agreements which may adversely affect any of Party A's rights or obligations under this Agreement or any Transaction that is made without the consent of Party A, which consent shall not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent, with Party B as the sole Affected Party.


Part 2.  Tax Representations.

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.


(b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the representations specified below:

         Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.


Part 3.  Documents to be Delivered.

(a) For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:

                  (i) Tax forms, documents or certificates to be delivered are: Form W-9 to be delivered by Party A and Party B.

(b)      Other documents to be delivered are:


 Party required to deliver     Form/Document/                     Date by which to be delivered           Section 3(d)
         document              Certificate                                                                Representation

 Party A and Party B           Annual audited financial           Promptly after request, after           Applicable
                               statements prepared in             such documents become publicly
                               accordance with generally          available.
                               accepted accounting
                               principles in the country
                               in which the party is
                               organized.

Party A and Party B            Certificate or other documents     At or promptly following the            Applicable
                               evidencing the authority of the    execution of this Agreement,
                               party entering into this           and, if a Confirmation so
                               Agreement or a Confirmation, as    requires it, on or before
                               the case may be, including         the date set forth therein.
                               copies of any board resolutions
                               and appropriate certificates of
                               incumbency as to the officers
                               executing such documents.


Party A and Party B            Opinions of counsel in form and    At or promptly following the            Not Applicable
                               substance acceptable to the        execution of this Agreement,
                               other party.                       and, if a Confirmation so
                                                                  requires it, on or before
                                                                  the date set forth therein.



Part 4.  Miscellaneous

(a)  Addresses for Notices:  For the purpose of Section 12(a) of this Agreement:

         TO PARTY A:

                  Citibank, N.A.
                  333 West 34th Street, 2nd Floor
                  New York, New York  10001
                  Attention:  Director Derivatives Operations

                  and with respect to Sections 5, 6, 11 or 13, with a copy to:

                  Citibank, N.A.
                  Capital Markets Legal Department
                  388 Greenwich Street
                  New York, New York  10013
                  Attention:  Department Head

         TO PARTY B:

                  The Bank of New York,
                  as Owner Trustee for
                  Ford Credit Auto Owner Trust 2001-E
                  101 Barclay Street
                  New York, New York 10286
                  Attention: Asset-Backed Finance Unit

                  with a copy to:

                  The Chase Manhattan Bank,
                  as Indenture Trustee for
                  Ford Credit Auto Owner Trust 2001-E
                  450 West 33rd Street
                  New York, New York 10001
                  Attention:  Michael A. Smith
                  Tel.:  (212) 946-3346
                  Fax:  (212) 946-8302

                  and with a copy to

                  Ford Motor Credit Company
                  Ford Motor Company
                  World Headquarters
                  One American Road
                  Suite 1034-A1
                  Dearborn, MI  48126
                  Office of the General Counsel
                  Attention of the Secretary
                  Fax:   (313) 594-7742

(b)  Process Agent.  For the purpose of Section 13(c) of this Agreement:

             Party A appoints as its Process Agent:      Party A.

             Party B appoints as its Process Agent:      Party B.

(c)  Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party.  For the purpose of Section 10 of this Agreement:

             (i)      Party A is not a Multibranch Party.

             (ii)     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party B, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  Credit Support Document.

         None

(g)  Credit Support Provider.

         Not applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law doctrine).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions under this Agreement.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

(k) Approval of Amendments or Assignment. No amendments to this Agreement shall be effected, nor may the rights and obligations of Party A be transferred or assigned, without the prior written confirmation of each Rating Agency that such amendment, transfer or assignment will not cause such Rating Agency to reduce or withdraw its then current rating on any of the Notes.

(l) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, its right to have a jury trial in respect to any proceedings related to this Agreement. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and
     (ii) acknowledges that it and the other party have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section.


Part 5.  Other Provisions.

     (a) Counterparty Rating Withdrawal or Reduction. In the event that (w) Party A's short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-1" by S&P, (x) Party A's long- or short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3"/"P-1" by Moody's,
(y) Party A's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "AA-" by Fitch (such rating thresholds, "Approved Rating Thresholds") or (z) any Rating Agency gives notice to Party B, the Indenture Trustee or the Administrator that the credit support, if any, with respect to Party A is no longer deemed adequate to maintain the then-current rating on the Class A Notes, within 30 days of such rating withdrawal or downgrade or notification (unless, within 30 days after such withdrawal or downgrade each such Rating Agency has reconfirmed the rating of each Class of Notes which was in effect immediately prior to such withdrawal or downgrade or notification), Party A shall (i) assign each Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B (which approval shall not be unreasonably withheld) on terms substantially similar to this Schedule and the related Confirmation, (ii) obtain a guaranty of, or a contingent agreement of, another person with Approved Rating Thresholds to honor Party A's obligations under this Agreement, provided that such other person is approved by Party B (which approval not to be unreasonably withheld), (iii) post collateral which will be sufficient to restore the immediately prior ratings of each Class of Notes issued by Party B or (iv) establish any other arrangement satisfactory to Party B and to the applicable Rating Agency, in each case, sufficient to satisfy the Rating Agency Condition. All costs and expenses in connection with effecting any arrangements pursuant to clauses (i), (ii), (iii) or (iv) shall be for the account of Party A.

     (b) Non-Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of this Master Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Master Agreement to which it is a party or that is required by this Master Agreement to deliver, each of Party A and Party B acknowledge that:

          i. it is not  relying  (for the  purposes  of  making  any  investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation other than the representations expressly set forth in this Master Agreement, such Credit Support Document and in any Confirmation;

          ii. it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Master Agreement) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation;

          iii. it has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Master Agreement, such Credit Support Document, each Transaction and such other documentation and is capable of assuming and willing to, and will, assume (financially and otherwise) those risks;

          iv. it is an "eligible contract participant" as defined in Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000;

          v. it is entering  into this  Master  Agreement,  such Credit  Support
          Document, each Transaction and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business;

          vi. it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise; and

          vii. the other party to this Master Agreement, such Credit Support Document, each Transaction and such other documentation (a) is not acting as a fiduciary or financial, investment or commodity trading advisor for it; (b) has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Master Agreement, such Credit Support Document, each Transaction or such other documentation; and (c) has not committed to unwind the Transactions.

         The representations and agreements in Part 5(2) above of this Schedule shall be deemed representations and agreements for all purposes of this Master Agreement, including without limitation Sections 3, 4, 5(a)(ii) and 5(a)(iv) hereof.

     (c) Deduction or Withholding for Tax. Party B shall not be required to pay to Party A any amount relating to Indemnifiable Taxes pursuant to Section 2(d)(i)(4) of the Agreement. However, if in the absence of this paragraph, Party B would otherwise be required to pay such amounts, Party A shall have the right, but not the obligation, to transfer its rights and obligations under this Agreement to another of its Offices or Affiliates or third party such that no Indemnifiable Tax would be imposed, subject to the notice and consent provisions set forth in paragraph 6(b)(ii) of the Agreement.

     (d) No Petition. Party A hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of (i) all of the Notes, Class C Certificates and Class D Certificates and (ii) any other securities issued by a trust as to which FCAR Two LLC is the depositor and the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law, it will not institute against, or join with any other Person in instituting against, Party B or FCAR Two LLC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under the laws of any jurisdiction. The provisions of this paragraph shall survive the termination of this Agreement.

     (e) Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement, the obligations of Party B under this Agreement and any Transaction hereunder are solely the obligations of Party B and shall be payable solely to the extent of funds received by and available to Party B in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Distribution Dates specified therein. Party A acknowledges that Party B has pledged its assets constituting the Indenture Trust Estate to the Indenture Trustee. Upon exhaustion of the assets of Party B and proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, Party B arising out of or based upon this Agreement or any Transaction hereunder against any holder of a beneficial interest, employee, officer or Affiliate thereof and, except as specifically provided herein, no recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, Party B based on or arising out of or based upon this Agreement against the Administrator (as defined in the Administration Agreement), FCAR Two LLC or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of gross negligence or fraudulent actions or omissions taken by them.

     (f) Party B Pledge. Notwithstanding Section 7 of this Agreement to the contrary, Party A acknowledges that Party B will pledge its rights under this Agreement to the Indenture Trustee for the benefit of the holders of the Notes pursuant to the Indenture and agrees to such pledge. The Indenture Trustee shall not be deemed to be a party to this Agreement, provided, however, that the Indenture Trustee, acting on behalf of the holders of the Notes, shall have the right to enforce this Agreement against Party A. Party A shall be entitled to rely on any notice or communication from the Indenture Trustee to that effect. Party A acknowledges that Party B will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and Party A and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Distribution Dates specified therein.

     (g) Confirmation of Transactions. Each Transaction to be effectuated pursuant to this Agreement shall be evidenced by a written confirmation executed by each of Party A and Party B.

     (h) Recording of Conversations. Each party (i) consents to the recording of the telephone conversations of the trading and marketing personnel of the parties in connection with this Agreement and any potential or actual Transaction and (ii) agrees to obtain any necessary consent of, and to give notice of such recording to, its personnel.

     (i) Consent by Party A to Amendments to Certain Documents. Before any amendment is made to the Indenture or any of the Receivables Transfer and Servicing Agreements which may adversely affect any of Party A's rights or obligations under this Agreement or any Transaction, or modify the obligations of, or impair the ability of Party B to fully perform any of Party B's obligations under this Agreement or any Transaction, Party B shall provide Party A with a copy of the proposed amendment or supplement and shall obtain the consent of Party A thereto prior to its adoption, which consent shall not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent.

     (j) Definitions. Unless otherwise specified in a Confirmation, this Agreement and the relevant Transaction between the parties are subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swap Dealers Association, Inc., and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provision of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

     (k) Additional Definitions.

         "Administration Agreement" shall mean the administration agreement (including Appendix A thereto) dated as of September 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among Party B, Ford Motor Credit Company and The Chase Manhattan Bank.

        "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

         "Class A Notes" means the Class A Notes issued by Party B pursuant to the Indenture.

         "Class A-1 Notes" means the Class A-1 Notes issued by Party B pursuant to the Indenture.

         "Class A-2 Notes" means the Class A-2 Notes issued by Party B pursuant to the Indenture.

         "Class A-3 Notes" means the Class A-3 Notes issued by Party B pursuant to the Indenture.

         "Class A-4 Notes" means the Class A-4 Notes issued by Party B pursuant to the Indenture.

         "Class B Notes" means the Class B Notes issued by Party B pursuant to the Indenture.

         "Class C Certificates" means the Class C Certificates issued by Party B pursuant to the Trust Agreement.

         "Class D Certificates" means the Class D Certificates issued by Party B pursuant to the Trust Agreement.

         "Closing Date" shall mean October 3, 2001.

         "Distribution Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing October 15, 2001.

         "FCAR Two LLC" shall mean Ford Credit Auto Receivables Two LLC.

         "Fitch" means Fitch, Inc.

         "Indenture" shall mean the indenture dated as of September 1, 2001 (including Appendix A thereto), as amended, supplemented or otherwise modified and in effect, between Party B and The Chase Manhattan Bank, as Indenture Trustee.

         "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders and the Swap Counterparties (including, without limitation, all property and interests granted to the Indenture Trustee), including all proceeds thereof.

         "Indenture Trustee" shall mean The Chase Manhattan Bank or any successor or replacement thereto pursuant to the Indenture.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes issued by Party B pursuant to the Indenture.

         "Owner Trustee" shall mean The Bank of New York, as owner trustee under the Trust Agreement.

         "Purchase Agreement" shall mean the purchase agreement (including Appendix A thereto) dated as of September 1, 2001, as from time to time amended, supplemented or otherwise modified and in effect, between Ford Motor Credit Company and FCAR Two LLC.

         "Rating Agencies" shall mean Moody's, S&P and Fitch or any substitute rating agency that FCAR Two LLC requests to rate the Notes, Class C Certificates or Class D Certificates.

         "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have notified FCAR Two LLC, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

         "Receivables Transfer and Servicing Agreements" shall mean collectively the Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Administration Agreement.

         "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

         "Sale and Servicing Agreement" shall mean the sale and servicing agreement (including Appendix A thereto) dated as of September 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among Party B, FCAR Two LLC, as seller, and Ford Motor Credit Company, as servicer.

         "Servicer" shall mean Ford Motor Credit Company, as servicer under the Sale and Servicing Agreement.

         "Swap Counterparties" means Citibank, N.A. and any other institution becoming a successor or replacement under this Agreement.

         "Trust Agreement" shall mean the Amended and Restated Trust Agreement (including Appendix A thereto), dated as of September 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among FCAR Two LLC, the Bank of New York (Delaware), as Delaware Trustee and The Bank of New York, as Owner Trustee.

             IN WITNESS WHEREOF, the parties have executed this Schedule to the Master Agreement on the respective dates specified below with effect from the date specified on the first page of this document.



FORD CREDIT AUTO OWNER TRUST                      CITIBANK, N.A.
2001-E

By: THE BANK OF NEW YORK,
    not in its individual capacity
    but solely as Owner Trustee


By: ____________________                          By:  ____________________
Name:                                             Name:
Title:                                            Title:

Date:                                             Date:

                                                  By:______________________
                                                  Name:
                                                  Title:

                                                  Date:

EXHIBIT A-Form of Confirmation
                                                                       [Date]


To:               CITIBANK, N.A.
Contact:          [                    ]
                  Tel:
                  Fax:

From:             FORD CREDIT AUTO OWNER TRUST 2001-E
Contact:          [                    ]
                  Tel:
                  Fax:

                  Re:  Interest Rate Swap Reference No. [                    ]

Ladies and Gentlemen:

                  The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Citibank, N.A. ("Party A") and Ford Credit Auto Owner Trust 2001-A ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

                  The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transactions referred to herein. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

                  1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of October 3, 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

                  2. The terms of the particular Transaction to which this Confirmation relates are as follows:

                Party A:                           Citibank, N.A.

                Party B:                           Ford Credit Auto Owner Trust
                                                   2001-E.

                Trade Date:                        [                    ] .

                Effective Date:                    [                    ] .

                Notional Amount:                   [The Notional
                                                   Amount initially shall
                                                   equal [ ] and shall
                                                   decrease by an amount equal
                                                   to the amount of the
                                                   reduction in the aggregate
                                                   principal balance of the
                                                   Class [A- ] Notes on each
                                                   Distribution Date.
                                                   Decreases in the Notional
                                                   Amount with respect to the
                                                   calculation of Fixed
                                                   Amounts shall take effect
                                                   as of the Period End Date
                                                   occurring in the month of
                                                   the Distribution Date.
                                                   Party B shall determine the
                                                   Notional Amount and shall
                                                   inform Party A of such
                                                   determination by the
                                                   twelfth day of each
                                                   calendar month.]

                Termination Date:                  The earlier of [ ] and
                                                   the date the aggregate
                                                   outstanding principal
                                                   balance of the Class [A- ]
                                                   Notes has been reduced to
                                                   zero.

             Fixed Amounts

                   Fixed Rate Payer:              Party B.

                   Fixed Rate Payer

                   Payment Date:                  The 15th day of each calendar
                                                  month, subject to adjustment
                                                  in accordance with the
                                                  Following Business Day
                                                  Convention.

                   Period End Date:               The 15th day of each calendar
                                                  month, with No Adjustment.

                   Fixed Rate:                    [        ]%

                   Fixed Rate Day
                   Count Fraction:                30/360.

             Floating Amounts

                   Floating Rate Payer:           Party A.

                   Floating Rate Payer

                   Payment Dates:                 The 15th day of each calendar
                                                  month, subject to adjustment
                                                  in accordance with the
                                                  Following Business Day
                                                  Convention.

                   Floating Rate for
                   initial Calculation
                   Period:                        [       ]% (excluding spread)

                   Floating Rate Option:          [USD-LIBOR-BBA].


                   Designated Maturity:           One month.

                   Spread:                        [    ]%

                   Floating Rate Day
                   Count Fraction:                Actual/360.

                   Reset Dates:                   The first day of each Floating
                                                  Rate Payer Calculation Period.

                   Business Days:                 New York and Delaware.

                  3.  Account Details

                  Payments to Party A:      Citibank, N.A. New York
                                            ABA#: 021000089
                                            Account#: 00167679
                                            Financial Futures

                  Payments to Party B:      The Chase Manhattan Bank
                                            ABA#: 021000021
                                            Account#: 160838.1
                                            Account Name:  Collection Account
                                            Ref:  Ford 2001-E

                  Party A Operations
                  Contact:                  Citibank, N.A.
                                            333 West 34th Street, 2nd Floor
                                            New York, New York
                                            Attention:  Warren Braganza
                                            Tel:  (212) 615-8370

                  Party B Operations
                  Contact:                  The Chase Manhattan Bank
                                            Corporate Trust Administration
                                            450 West 33rd Street, 14th Floor
                                            New York, New York 10001
                                            Attention:  Michael A. Smith
                                            Tel:  (212) 946-3346
                                            Fax:  (212) 946-8302


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                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2001-E

               By:     THE BANK OF NEW YORK,
                       not in its individual capacity
                       but solely as Owner Trustee


               By:______________________________
                  Name:
                  Title:


               CITIBANK, N.A.


               By:______________________________
                  Name:
                  Title: